Filed pursuant to Rule 497(e)
under the Securities Act of 1933,
as amended Securities Act File
No. 333-141120

FUNDVANTAGE TRUST
(THE “TRUST”)

Supplement dated October 3, 2022 to each
Statement of Additional Information (“SAI”) of each series of the Trust

The information in this Supplement updates and amends certain information contained in each currently effective SAI for each series of the Trust dated on or before the date of this Supplement and should be read in conjunction with any such SAI.

Effective October 1, 2022, the Board of Trustees of the Trust accepted T. Richard Keyes’ resignation as Treasurer and Chief Financial Officer of the Trust and appointed Christine S. Catanzaro to serve as Treasurer and Chief Financial Officer of the Trust and T. Richard Keyes to serve as Vice President of the Trust.  Accordingly, the information with respect to the Treasurer and Chief Financial Officer in the “Executive Officers” table under the section entitled “Trustees and Officers” in each SAI of the Trust is hereby deleted in its entirety and replaced with the following and the information with respect to the Vice President is added as follows:

Principal
		Term of Office	Occupation(s)
Name and Date	Position(s) Held	and Length of	During Past
of Birth	with Trust	Time Served	Five Years
Christine S. Catanzaro Date of Birth: 8/84	Treasurer and Chief Financial Officer	Shall serve until death, resignation, or removal. Officer since 2022.	Financial Reporting Consultant from October 2020 to September 2022; Senior Manager, Ernst & Young LLP from March 2013 to October 2020.

T. Richard Keyes Date of Birth: 1/57	Vice President	Shall serve until death, resignation, or removal. Officer since 2016.	President of TRK Fund Consulting LLC since July 2016; Head of Tax — U.S. Fund Services of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from February 2006 to July 2016.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE